UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

Zynex, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38804	90-0275169
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

9555 Maroon Circle, Englewood, CO 80112

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:   (303) 703-4906

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition

On July 9, 2020, Zynex, Inc. (the “Company”) issued a press release announcing select estimated results for the three months ended June 30, 2020 and updated guidance for the full year 2020. The full text of the press release is furnished herewith as Exhibit 99.1.

Non-GAAP Financial Measures

The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. (GAAP). In addition, the Company provided in the furnished press release financial information in the form of Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, other income/expense and stock compensation). The Company’s management believes this non-GAAP financial measure is useful to investors and lenders in evaluating the overall financial health of the Company in that it allows for greater transparency of additional financial data routinely used by management to evaluate performance. Adjusted EBITDA can be useful for investors or lenders as an indicator of available earnings. Non-GAAP financial measures should not be considered in isolation from or as an alternative to the financial information prepared in accordance with GAAP.

The Company’s income tax expense for the three months ended June 30, 2020 has not yet been finalized and is currently estimated to range from 10% to 20% of pre-tax income.

The following is a reconciliation of GAAP to Non-GAAP financial measures provided in the furnished press release assuming a 10% or 20% effective tax rate:

ZYNEX, INC.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands)
(unaudited)

For the Three Months Ended June 30,
20% Effective Tax Rate	2020
Adjusted EBITDA:
Net income	$3,291
Depreciation and Amortization*	97
Stock-based compensation expense	579
Interest expense and other, net	5
Income tax expense	928
Adjusted EBITDA	$4,900

For the Three Months Ended June 30,
10% Effective Tax Rate	2020
Adjusted EBITDA:
Net income	$3,347
Depreciation and Amortization*	97
Stock-based compensation expense	579
Interest expense and other, net	5
Income tax expense	372
Adjusted EBITDA	$4,400

* Depreciation does not include amounts related to units on lease to third parties which are depreciated and included in cost of goods sold.

The Company is not able to provide a reconciliation of the Company’s forward-looking guidance for full year 2020 Adjusted EBITDA to full year 2020 GAAP net income without unreasonable efforts due to the unknown effect, timing and potential significance of the expense items that affect the comparable GAAP financial measure.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d)	Exhibits. The following exhibit is furnished with this report.

Exhibit No.	Description
99.1	Zynex, Inc. Press Release dated July 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zynex, Inc.

Date:	July 13, 2020	By:	/s/ Daniel Moorhead
Daniel Moorhead
Chief Financial Officer